EXHIBIT 10.12




                             SUBSCRIPTION AGREEMENT
             Pursuant to Regulation S of the Securities Act of 1933

                              SAVOY RESOURCES CORP.

     THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of this 16th day of August, 2004, by and between Savoy Resources Corp., a Colorado corporation (the "Company"), with its United States offices located at 18826 Pagentry Place, Monument, Colorado 80132, and KLM Consulting of 3090 O'Hara Lane, Surrey, British Columbia, Canada V4A 3E7 (the "Investor").

                                    RECITALS:

     WHEREAS, the Company is offering for sale up to 3,750,000 units (individually, a "Unit" and, collectively, the "Units"), each Unit consisting of one share of common stock, $0.001 par value per share (the "Common Stock"), and one warrant exercisable to purchase one share of Common Stock at an exercise price of $.20 per share for a period of two years through August 15, 2006, at a per Unit price of $.08 in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations promulgated thereunder (the "Offering");

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. THE SUBSCRIPTION.

     1.1 Subscription. The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase 3,700,000 Units.

     1.2 Purchase Price. The Investor understands and acknowledges that the purchase price for each Unit will be $.08 and that the aggregate purchase price for 3,750,000 Units will be $300,000.00 (the "Issue Price").

     2. COMPANY REPRESENTATIONS AND WARRANTIES.

     The Company hereby represents and warrants to the Investor as follows:

     2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The Company has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted.

     2.2 Capitalization. The authorized capital stock of the Company consists of 110,000,000 shares, of which 100,000,000 shares are Common Stock, of which 65,570,000 shares are issued and outstanding, and 10,000,000 shares are preferred stock, of which no shares are issued and outstanding, as of August 16, 2004.


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     2.3 Authorization; Enforceability. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transaction contemplated hereby have been duly authorized by all necessary corporate action of the Company, and this Agreement, when duly executed and delivered by the Investor, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     2.4 Title to Stock. Upon payment by the Investor of the Issue Price, acceptance by the Company of this Agreement, and delivery by the Company of the certificate(s) representing 3,750,000 Units purchased in this Offering, the Units will be duly and validly issued, fully paid and nonassessable.

     2.5 Absence of Violation. Neither the execution or delivery of this Agreement by the Company nor the consummation of the transaction contemplated hereby by the Company constitutes a violation or default under or conflicts with any material contract, commitment, lease, instrument or agreement to which the Company is a party or by which the Company is bound or will result in the creation of any encumbrance on any of the assets owned by the Company under any term or provision of the Articles of Incorporation or Bylaws of the Company.

     3. INVESTOR REPRESENTATIONS, WARRANTIES AND AGREEMENT.

     The Investor hereby represents, warrants to and agrees with the Company as follows:

     3.1 Standing. The Investor has the full and unrestricted legal capacity to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

     3.2 Authorization; Enforceability. This Agreement, when duly executed and delivered by the Company, will constitute a valid and legally binding agreement of the Investor enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     3.4 Absence of Violation. Neither the execution or delivery of this Agreement by the Investor nor the consummation of the transaction contemplated hereby by the Investor constitutes a violation or default under or conflicts with, or will result in the creation of any encumbrance on any of the assets owned by the Investor under any contract, commitment, lease, instrument or agreement to which the Investor is a party or by which the Investor is bound.

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     3.5 Receipt and Review of Certain Information. The Investor has had a
thorough and adequate opportunity to ask questions of the Company, or a person or persons acting on its behalf, concerning the Company and the terms and conditions of the investment described in this Agreement, and all such questions have been answered to the full satisfaction of the Investor. The Investor also has had the opportunity to review any documents relating to the Company that it has requested and to otherwise conduct due diligence, and such due diligence review has been fully satisfactory to the Investor. The Investor understands and acknowledges that the Company cannot provide assurances with respect to any projections or predictions as to the future business or financial performance of the Company.

     3.6 Risk Associated with Investment in the Units. The Investor recognizes that an investment in the Company involves a high degree of risk for an indefinite period of time, and it has taken full cognizance of and understands all of the risks related to the purchase of the Units.

     3.7 Not an Underwriter. The Investor is not an "underwriter'" as defined in
Section 2(a)(11) of the Securities Act, and is acquiring the Units for investment purposes only.

     3.8 Financial Ability. The Investor has the financial ability to bear the economic risk of its investment, including a total loss of the investment, has adequate means for providing for current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company. The Investor recognizes that the purchase of Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only an investor that can afford the loss of its entire investment should consider investing in the Company and the Units; (ii) an investor may not be able to liquidate its investment; (iii) transferability of the Units is expected to be extremely limited; and (iv), in the event of a disposition, an investor could sustain the loss of his, her or its entire investment.

     3.9 Age of Majority; Address. The Investor is at least eighteen (18) years of age. The address set forth above is the Investor's correct home address, and the Investor has no present intention of changing such address.

     3.10 NASD. The Investor acknowledges that if it is a registered representative of a National Association of Securities Dealers (the "NASD") member firm, it must give such firm the notice required by the NASD's Rules of Fair Practice.

     3.11 No Broker. The Investor has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from liability for any compensation to any such intermediary retained by the Investor and the fees and expenses of defending against such liability or alleged liability.

     3.12 Accuracy of Investor's Representations, Warranties and Agreements. The representations, warranties and agreements of the Investor set forth in this Agreement are true and accurate as of the date hereof and shall be true and accurate as of the date of the acceptance hereof by the Company and the sale of the Units to the Investor. If in any respect such representations, warranties and/or agreements shall not be true and accurate at any time prior thereto, the Investor promptly shall give written notice of such fact to the Company specifying which representations, warranties and/or agreements are not true and accurate and the reasons therefor. No representation or warranty of the Investor in this Agreement contains or will contain any untrue or misleading statement or omits or will omit any fact necessary to make the statements contained herein or therein, in light of the circumstances under which made, not misleading.

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     3.13 Regulation S. The Investor understands that the Units to be purchased by it pursuant to this Agreement have not been registered under the Securities Act in reliance on an exemption contained in Regulation S promulgated under the Securities Act ("Regulation S"), and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the Investor's suitability to acquire the Units.

     3.14 Non-U.S. Person. The Investor is not, and at the time of the acquisition of the Units will not be, a "U.S. person" as defined in Regulation S under the Securities Act. The Investor is not, and at the time of the acquisition of the Units will not be, acquiring the Units for the benefit of a "U.S. person" as defined in Regulation S under the Securities Act. Upon consummation of the transactions contemplated by this Agreement, the Investor will be the sole beneficial owner of the Units issued to it pursuant to this Agreement, and the Investor has not pre-arranged any sale with any purchaser or purchasers in the United States. For purposes of this Agreement, a "U.S. person'" includes, without limitation, any natural person resident in the United States, any partnership or corporation organized or incorporated under the Laws of the United States (other than certain branches of non-U.S. banks or insurance companies), any estate of which any executor or administrator is a U.S. person or any trust of which any trustee is a U.S. person (with certain exceptions) and any agency or branch of a foreign entity located in the United States, but does not include a natural person not resident in the United States. The "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

     3.15 Outside the U.S. The Investor is outside the United States as of the date of the execution and delivery of this Agreement and will be outside the United States at the time of the purchase of the Units as contemplated by this Agreement; provided, however, that delivery of the Units may be elected in the United States through the Investor's agent as long as the Investor is outside the United States at the time of such delivery.

     3.16 Limitation on Transfer. The Investor understands that the Units cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Investor has no present intention to sell or otherwise transfer the Units except in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Investor understands that the Company is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Units to be received by the Investor pursuant to this Agreement that are not transferred pursuant to a registration statement under the Securities Act, in compliance with Regulation S under the Securities Act or otherwise pursuant to an available exemption from registration.

     3.17 No Short Position. The Investor covenants that the Investor will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Units during the Distribution Compliance Period, as defined in Regulation S.

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     3.19 No Hedging Transactions. The Investor hereby agrees not to engage in hedging transactions with regard to the Units unless in compliance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

     3.20 Limitations on Resale. The Investor will resell the Units only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

     3.21 ERISA. No part of the funds used by the Investor to acquire the membership interests constitutes assets of any "employee benefit plan'" within the meaning of ss.3(3) of ERISA or other "benefit plan investor'" (as defined in U.S. Department of Labor Regulations ss.2510.3-101 et seq., as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest. The foregoing representations, warranties and agreements shall survive the Closing.

     4. TERMINATION.

     Either of the parties hereto may terminate this Agreement if the Company terminates the Offering or consummation thereof is prohibited by law, rule or regulation.

     5. INDEMNITY.

     The Investor agrees to indemnify and hold harmless the Company and the Company's officers, directors, employees and affliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor in this Agreement or in any other document furnished by the Investor to any of the foregoing in connection with the transactions contemplated hereunder.

     6. MISCELLANEOUS.

     6.1 Notices. All notices, requests, consents and other communications herein shall be in writing and shall be deemed to be delivered (i) on the date delivered, if personally delivered or transmitted via facsimile with return confirmation of such transmission; (ii) on the second business day after the date sent, if sent by recognized overnight courier service; and (iii) on the fifth (5th) day after the date sent, if mailed by first-class certified mail, postage prepaid and return receipt requested, as follows:



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                  (a)      If to the Company: Savoy Reources Corp. 18826
                           Pagentry Place Monument, Colorado 80132
                           Attention:  Mr. Robert T. Slavik, President

                           with a copy to:
                           Cudd & Associates
                           18826 Pagentry Place
                           Monument, Colorado 80132
                           Attention:  Patricia Cudd, Esq.

                  (b) If to the Investor, addressed to the Investor at the address set forth above, or at such other address as the Investor shall designate by written notice to the Company.

     6.2 Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that this Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado, without regard to principles of conficts of law.

     6.3 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

     6.4 No Implied Waiver. The failure of either the Company or the Investor to enforce any of the provisions of this Agreement, or the waiver of any of the provisions of this Agreement in any instance, shall not be construed as a general waiver or relinquishment on its part of that provision. No waiver or modification of any provision of this Agreement shall be implied. In order to be effective, a waiver or modification of a provision of this Agreement shall be in writing and must be signed by the party against which it is to be enforced.

     6.5 Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement. The Investor hereby agrees to provide to the Company such additional information as may be requested by the Company from time to time.

     6.6 Amendments. This Agreement may only be amended, modified or supplemented by an agreement in writing executed by a duly authorized representative of the Company and the Investor.

     6.7 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

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     6.8 Entire Agreement. This instrument contains the entire agreement, and supersedes any prior communications, understandings or agreements, of the parties with respect to the subject matter hereof.

     6.9 Assignability. This Agreement is not transferable or assignable by the Investor without the prior written consent of the Company.

     6.10 Interpretation. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its contents. Terms defined or used in this Agreement in the singular form shall be interpreted to apply to the plural form as well, and vice versa, as the identity of the parties or objects referred to may require. References to "business days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in New York City are authorized or required to close.

     6.11 Entire Agreement. This Agreement constitutes the entire and final agreement and understanding between the Company and the Investor with respect to the subject matter of this Agreement and supersedes all prior agreements relating to the subject matter of this Agreement, which are of no further force or effect.

     6.12 Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     6.14 Provisions Surviving Termination. Provisions contained in this Agreement that by their sense and content are intended to survive termination of this Agreement shall so survive, including without limitation the provisions of Sections 3, 4, 5 and 6.

     6.15 Joint Preparation. This Agreement shall be deemed to have been prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein shall not be interpreted against either party by reason of its drafting of this Agreement, but shall be interpreted according to the application of rules of interpretation for arms' length agreements.

     6.16 Attorneys' Fees. In the event of any litigation between the parties hereto, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.



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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:                           THE INVESTOR:

SAVOY RESOURCES CORP


By: /s/ RT Slavik                      /s/ Karen MacPherson
    ------------------------           --------------------------------------
    Robert Slavik, President           Karen MacPherson, Authorized Signatory








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